CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jewett-Cameron Trading Company Ltd. (the “Company”) on Form 10-K for the period ended August 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify, to such officer’s knowledge, that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2016	Signed: /s/ “Donald M. Boone”
Donald M. Boone, Chief Executive Officer, President and Treasurer and Principal Financial Officer